                                                                       EXECUTION

                               AMENDMENT NO. 17 TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

         AMENDMENT NO. 17 TO LOAN AND SECURITY AGREEMENT ("Amendment
No. 17"), dated June 10, 2003, by and among J.B. Poindexter & Co., Inc. ("Borrower"), EFP Corporation ("EFP"), Lowy Group, Inc. ("Lowy"), Magnetic Instruments Corp. ("MIC"), Morgan Trailer Mfg. Co. ("Morgan"), Truck Accessories Group, Inc. ("TAG"), Raider Industries Inc. ("Raider"), SWK Holdings, Inc., formerly known as KWS Manufacturing Company, Inc. ("KWS"), Universal Brixius, Inc. ("Brixius"), Morgan Trailer Financial Corporation ("MTFC") and Morgan Trailer Financial Management, L. P. ("MTF Management", and together with EFP, Lowy, MIC, Morgan, TAG, Raider, KWS, Brixius and MTFC, each individually sometimes referred to herein as a "Guarantor" and, collectively, "Guarantors") and Congress Financial Corporation, a Delaware corporation, as Lender ("Lender").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, Lender, Borrower and Guarantors have entered into financing arrangements pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, the Loan and Security Agreement, dated as of June 28, 1996, by and among Lender, Borrower and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated May 13, 1998, Amendment No. 2 to Loan and Security Agreement, dated as of June 30, 1998, Amendment No. 3 to Loan and Security Agreement, dated as of June 24, 1999, Amendment No. 4 to Loan and Security Agreement, dated as of February 25, 2000, Amendment No. 5 to Loan and Security Agreement, dated as of March 8, 2000 , Amendment No. 6 to Loan and Security Agreement, dated as of March 17, 2000, Amendment No. 7 to Loan and Security Agreement, dated as of September 29, 2000, Amendment No. 8 to Loan and Security Agreement, dated as of October 31, 2000, Amendment No. 9 to Loan and Security Agreement, dated March 27, 2001, Amendment No. 10 to Loan and Security Agreement, dated as of June 29, 2001, Amendment No. 11 to Loan and Security Agreement, dated as of August 14, 2001, Amendment No. 12 to Loan and Security Agreement, dated as of December 14, 2001, Amendment No. 13 to Loan and Security Agreement, dated as of March 1, 2002, Amendment No. 14 to Loan and Security Agreement, dated April 22, 2002, Amendment No. 15 to Loan and Security Agreement, dated May 30, 2002, and Amendment No. 16 to Loan and Security Agreement, dated March 26, 2003 (and as heretofore amended or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

(a) WHEREAS, in connection with the offer to exchange the New Notes (as hereinafter defined) for the New Notes, Borrower and Guarantors have requested that Lender consent to the New Note Offering (as hereinafter defined), consent to the merger of Beltrami Door Company (an existing Subsidiary of Borrower which is not an Obligor) with and into Morgan, and make certain amendments to the Loan Agreement; and

(b)

(c) WHEREAS, Lender is willing to provide such consents and to make such amendments to the extent and subject to terms and conditions set forth herein.

(d)

(e) NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

(f) (a)

2. Section Definitions.

3.

3.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

3.2

(a) "Amendment No. 17" shall mean this Amendment No. 17 to Loan and Security Agreement by and among Lender, Borrower and Guarantors, as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

(b)

(c) "Collateral Access Agreement" shall mean the Access and Use Agreement, dated on or about the date of Amendment No.17, made by the New Note Trustee in favor of Lender, in form and substance satisfactory to Lender.

(d)

(e) "Consummation Date" shall mean the date on which the Senior Notes shall be exchanged for New Notes pursuant to and in accordance with the New Note Agreements.

(f)

(i) "Exchange Offer Documents" shall mean, individually and collectively, each and all of the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): the Offering Memorandum/Consent Solicitation Statement with respect to the Offer to Exchange 12.50% Senior Secured Notes due May 2007 of J.B. Poindexter & Co., Inc. or Poindexter Holdings, Inc. for all the Outstanding 12.50% Senior Notes due May 2004 of J.B. Poindexter & Co., Inc. and Solicitation of Consents for Amendments to the Related Indentures and all other agreements, documents and instruments related thereto.

(ii)

(iii) "New Note Agreements" shall mean: the Exchange Offer Documents, the New Notes the New Note Indenture, the Security Documents (as such term is defined in the New Note Indenture) and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrower, any Guarantor or any other person in connection with the New Note Offering, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(iv)

(g) "New Note Indenture" shall mean the Indenture, dated on or about the Consummation Date, among Borrower, as issuer, certain Guarantors, parties thereto, and New Note Trustee, with respect to the New Notes, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(h)

(i) "New Note Offering" shall mean the offer of Borrower to exchange the Senior Notes for New Notes pursuant to the Exchange Offer Documents.

(j)

(k) "New Notes" shall mean, collectively, the 12.50% Senior Secured Notes due May 2007 containing such terms as are contemplated by the Exchange Offer Documents as in effect on the date hereof, to be issued by Borrower pursuant to the New Note Indenture in the aggregate initial principal amount equal to the Senior Notes exchanged pursuant to the New Note Offering (as the same shall exist on the Consummation Date or may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced).

(l)

(m) "New Note Trustee" shall mean Wilmington Trust Company, and its successors and assigns, and any replacement trustee permitted pursuant to the terms and conditions of the New Note Indenture.

(n)

(o) "Securities Laws" shall mean the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all rules, regulations and interpretations issued pursuant thereto or in connection therewith, and all state and local statutes, rules and regulations issued in connection therewith or related thereto, as the same now exist or may hereafter be amended, modified, interpreted, recodified or supplemented.

(p)

3.3     Amendment to Definitions.

3.4

(a) All references to the term "Financing Agreements" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Amendment No. 17, and all other agreements documents and instruments at any time executed and/or delivered by any Obligor or any other person in connection with any of the foregoing.

1.1 Interpretation. For purposes of this Amendment No. 17, all terms used herein, including those terms used or defined in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement.

1. Section Consents. Notwithstanding anything to the contrary set forth in the Loan Agreement or any of the other Financing Agreements and subject to the terms and conditions contained herein, Lender hereby consents to: 2.

(a) the New Note Offering pursuant to and in accordance with the terms of the Exchange Offer Documents and New Note Agreements as in effect on the Consummation Date; and

(b)             the merger of Beltrami Door Company into Morgan.

(c)

3.      Section Confirmation of Security Interests.

4.

4.1 Borrower and each Guarantor (to the extent it is a party to the Congress Guarantee described below), hereby expressly and specifically ratifies, restates and confirms the terms and conditions of the Guarantee, dated June 28, 1996 (the "Congress Guarantee"), made by each Guarantor in favor of Lender (as the same has been amended, modified, ratified, and confirmed, the "Lender Guarantor"), and its liability for all of the Obligations, and other obligations, liabilities, agreements and covenants thereunder.

4.2

4.3 Section 5 of the Loan Agreement is hereby deleted and replaced as follows:

4.4

        "5.1 Grant of Security Interest. To secure payment and performance of all Obligations, Borrower" and each Guarantor hereby grants to Lender, and confirms, reaffirms and restates its prior grant to Lender of, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender, as security, the following property and interests in property of Borrower and each Guarantor, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral"), including:

                        (a) all Receivables, including but not limited to
            "Accounts" as defined in Article 9 of the Uniform Commercial Code;

                        (b) all present and future contract rights and other
            general intangibles (excluding general and partnership interests in Morgan Trailer Financial Management, L.P. owned by Morgan Trailer Mfg. Co. or any other Subsidiary of Borrower), including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, and also including, but not limited to, choses in action and other claims in connection with or related to the Receivables or any of the other Collateral;

                        (c) all present and future chattel paper (including all
            tangible and electronic chattel paper), documents and instruments
            (i) which evidence or relate to Receivables or Inventory and including all documents of title or (ii) which evidence or relate to indebtedness arising pursuant to Receivables or any of the other Collateral (including, without limitation, (A) the intercompany Notes or any promissory notes or instruments which at any time evidence indebtedness of any Affiliate or Borrower arising from loans, advances or other financial accommodations made or provided by Borrower to or for the benefit of such Affiliate with proceeds of the Loans or in connection with the Letter of Credit Accommodations and (B) promissory notes or other instruments which evidence indebtedness of any account debtor or other obligor in respect of any Receivables);

                        (d) (i) all present and future monies, securities,
            credit balances, deposits, deposit
            accounts, documents, instruments and other property of Borrower and Guarantors now or hereafter held or received by or in transit to Lender or its affiliates, whether for safekeeping, pledge, custody, transmission, collection or otherwise, (ii) all present and future monies, securities, credit balances and deposits at any bank or other financial institution (A) constituting proceeds of Receivables or any of the other Collateral or (B) constituting proceeds of loans, advances or other financial accommodations made or provided by Lender or its Affiliates to or for the benefit of Borrower or its Affiliates or (C) constituting proceeds of loans, advances or other financial accommodations made or provided by Borrower to or for the benefit of any Affiliate with proceeds of the Loans or in connection with the Letter of Credit Accommodations or (D) held or deposited in or delivered to any deposit account or other account used in connection with the collection of Receivables or any of the other Collateral, or containing proceeds of the Receivables or any of the other Collateral, or containing proceeds of Loans of Letter of Credit Accommodations made or provided by Lender or its Affiliates to or for the benefit of Borrower or its Affiliates, or proceeds of loans, advances or other financial accommodations made or provided by Borrower to or for the benefit of any Affiliate with proceeds of the Loans or in connection with the Letter of Credit Accommodations, and (iii) all right, title and interest of Borrower and Guarantors in or to any deposit account or other account maintained at any bank or other financial institution used in connection with the collection of the Receivables or any of the other Collateral, or containing proceeds of the Receivables or any of the other Collateral, or containing proceeds of Loans or Letter of Credit Accommodations made or provided by Lender or its Affiliates to or for the benefit of Borrower or its Affiliates, or proceeds of loans, advances or other financial accommodations made or provided by Borrower to or for the benefit of any Affiliate with proceeds of the Loans or in connection with the Letter of Credit Accommodations;

                        (e) all present and future liens, security interests,
            rights, remedies, title and interest in, to and in respect of Receivables or any of the other Collateral, including, without limitation, (i) rights and remedies under or relating to guaranties, contracts or suretyship, letters of credit, letter-of-credit rights, supporting obligations and credit and other insurance related to the Receivables or any of the other Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments, credit card sales drafts, credit card sales slips or charge slips or receipts and other forms of daily store receipts with respect to, or otherwise representing or evidencing Receivables or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, (iv) deposits by the property of account debtors or other persons securing the obligations of account debtors, and (v) security interests granted by Affiliates of Borrower to Borrower to secure Indebtedness arising from loans, advances or other financial accommodations made or provided by Borrower to or for the benefit of such Affiliate or otherwise, including, without limitation, security interests granted to Borrower pursuant to the Intercompany Loan Document;

                        (f) all Inventory;

                        (g) all leases and rental agreements for personal
            property between Borrower or any Guarantor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the residual or reversionary rights of Borrower or any Guarantor therein;

                        (h) all commercial tort claims;

                        (i) all present and future books of account of every
            kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets and containers in or on which the foregoing are stored (including any rights of Borrower or any Guarantor with respect to the foregoing maintained with or by any other person) (the "Records"); and

                        (j) all products and proceeds of the foregoing, in any
            form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the other Collateral.

            Section 5.2 Perfection of Security Interests.

                        (a) Borrower and each Guarantor irrevocably and
            unconditionally authorizes Lender (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Lender or its designee as the secured party and Borrower or any Guarantor, as the case may be, as Lender may require, and including any other information with respect to Borrower or any Guarantor or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as Lender may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Borrower and each Guarantor hereby ratifies and approves all financing statements naming Lender or its designee as secured party and Borrower or any Guarantor, as the case may be, as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Lender prior to the date hereof and ratifies and confirms the authorization of Lender to file such financing statements (and amendments, if any). Borrower and each Guarantor hereby authorizes Lender to adopt on behalf of Borrower or any such Guarantor, as the case may be, any symbol required for authenticating any electronic filing. In the event that the description of the Collateral in any financing statement naming Lender as the secured party and Borrower and any Guarantor, as the case may be, as debtor includes assets and properties of Borrower that do not at any time constitute Collateral, whether hereunder, under any of the other Financing Agreements or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by such Borrower to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral. In no event shall Borrower or any Guarantor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Lender or its designee as secured party and Borrower or any Guarantor, as debtor.

                        (b) Neither Borrower nor any Guarantor has any chattel
            paper (whether tangible or electronic) or instruments constituting Collateral as of the date of Amendment No. 17, except with respect to loans to employees permitted under Section 9.10(p) hereof. In the event that Borrower or any Guarantor shall be entitled to or shall receive any chattel paper or instrument after the date hereof constituting Collateral, Borrower or such Guarantor shall promptly notify Lender thereof in writing. Promptly upon the receipt thereof by or on behalf of Borrower or any Guarantor (including by any agent or representative), Borrower or such Guarantor shall deliver, or cause to be delivered to Lender, all tangible chattel paper and instruments constituting Collateral that Borrower or such Guarantor may at any time acquire, accompanied by such instruments of transfer or assignment duly executed in blank as Lender may from time to time specify, in each case except as Lender may otherwise agree. At Lender's option, Borrower and each Guarantor shall, or Lender may at any time on behalf of

            Borrower or any Guarantor, as the case may be, cause the original of any such instrument or chattel paper to be conspicuously marked in a form and manner acceptable to Lender with the following legend referring to chattel paper or instruments as applicable: "This [chattel paper][instrument] is subject to the security interest of Congress Financial Corporation , as Lender and any sale, transfer, assignment or encumbrance of this [chattel paper][instrument] violates the rights of such secured party."

                        (c) In the event that Borrower or any Guarantor shall at
            any time hold or acquire an interest in any electronic chattel paper or any "transferable record" (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) constituting Collateral, Borrower or such Guarantor, as the case may be, shall promptly notify Lender thereof in writing. Promptly upon Lender's request, Borrower or such Guarantor shall take, or cause to be taken, such actions as Lender may reasonably request to give Lender control of such electronic chattel paper under the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

                        (d) Neither Borrower nor any Guarantor has any deposit
            accounts as of the date of Amendment No. 17, except as set forth in
            Schedule 6.3 to Amendment No.17. Borrower nor any Guarantor shall, directly or indirectly, after the date hereof open, establish or maintain any deposit account into which (i) proceeds of Receivables or any of the other Collateral or (ii) proceeds of loans, advances or other financial accommodations made or provided by Lender or its Affiliates to or for the benefit of Borrower or its Affiliates or
            (iii) proceeds of loans, advances or other financial accommodations made or provided by Borrower to or for the benefit of any Affiliate with proceeds of the Loans or in connection with the Letter of Credit Accommodations, will be deposited, unless each of the following conditions is satisfied: (i) Lender shall have received not less than five (5) Business Days prior written notice of the intention of such Borrower to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Lender the name of the account, the owner of the account, the name and address of the bank at which such account is to be opened or established, the individual at such bank with whom such Borrower is dealing and the purpose of the account, (ii) the bank where such account is opened or maintained shall be acceptable to Lender, and
            (iii) on or before the opening of such deposit account, such Borrower shall, as Lender may specify, either (A) deliver to Lender a deposit account control agreement with respect to such deposit account duly authorized, executed and delivered by Borrower or such Guarantor and the bank at which such deposit account is opened and maintained or (B) arrange for Lender to become the customer of the bank with respect to the deposit account on terms and conditions acceptable to Lender. The terms of this subsection (d) shall not apply to deposit accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Borrower's salaried employees.

                        (e) Neither Borrower nor any Guarantor owns or holds,
            directly or indirectly, beneficially or as record owner or both, any investment property, as of the date of Amendment No.17, or have any investment account, securities account, commodity account or other similar account with any bank or other financial institution or other securities intermediary or commodity intermediary as of the date of Amendment No.17.

                        (f) Neither Borrower nor any Guarantor is the
            beneficiary or otherwise entitled to any right to payment under any letter of credit, banker's acceptance or similar instrument as of the date of Amendment No.17. In the event that Borrower or any Guarantor shall be entitled to or shall receive any right to payment under any letter of credit, banker's acceptance or any similar instrument, whether as beneficiary thereof or otherwise after the date hereof, Borrower or such Guarantor shall promptly notify Lender thereof in writing. Borrower or such Guarantor shall immediately, as Lender may specify, either (i) deliver, or cause to be delivered to Lender, with respect to any such letter of credit, banker's acceptance or similar instrument, the written agreement of the issuer and any other nominated person obligated to make any payment in respect thereof (including any confirming or negotiating bank), in form and substance satisfactory to Lender, consenting to the assignment of the proceeds of the letter of credit to Lender by Borrower or such Guarantor and agreeing to make all payments thereon directly to Lender or as Lender may otherwise direct or (ii) cause Lender to become, at Borrower's expense, the transferee beneficiary of the letter of credit, banker's acceptance or similar instrument (as the case may be).

                        (g) Neither Borrower nor any Guarantor has any
            commercial tort claims in excess of $10,000 as of the date of Amendment No. 17. In the event that Borrower or any Guarantor shall at any time after the date of Amendment No. 17 have any commercial tort claims (for which the amount of the claim of Borrower or Guarantor has a value in excess of $10,000), such Borrower shall promptly notify Lender thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such commercial tort claim and (ii) include the express grant by Borrower or such Guarantor to Lender of a security interest, in such commercial tort claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by Borrower or such Guarantor to Lender shall be deemed to constitute such grant to Lender. Upon the sending of such notice, any commercial tort claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of Lender provided in Section 5.2(a) hereof or otherwise arising by the execution by Borrower or Guarantor of this Agreement or any of the other Financing Agreements, Lender is hereby irrevocably authorized from time to time and at any time to file such financing statements naming Lender or its designee as secured party and Borrower and each Guarantor, as debtor, or any amendments to any financing statements, covering any such commercial tort claim as Collateral. In addition, Borrower and each Guarantor shall promptly upon Lender's request, execute and deliver, or cause to be executed and delivered, to Lender such other agreements, documents and instruments as Lender may require in connection with such commercial tort claim.

                        (h) Neither Borrower nor any Guarantor has any goods,
            documents of title constituting Collateral or other Collateral in the custody, control or possession of a third party as of the date of Amendment No.17 except for goods in transit to a location of Borrower or any Guarantor permitted herein in the ordinary course of business of Borrower and Guarantors in the possession of the carrier transporting such goods. In the event that any goods, documents of title constituting Collateral or other Collateral are at any time after the date hereof in the custody, control or possession of any other person, Borrower shall promptly notify Lender thereof in writing. Promptly upon Lender's request, Borrower and each Guarantor shall deliver to Lender a Collateral Access Agreement duly authorized, executed and delivered by such person and Borrower or such Guarantor.

                        (i) Borrower and Guarantors shall take any other actions
            reasonably requested by Lender from time to time to cause the attachment, perfection and first priority of, and the ability of Lender to enforce, the security interest of Lender in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that Borrower's or such Guarantor's signature thereon is required therefor, (ii) causing Lender's name to be noted as secured party on any certificate of title for a titled good constituting Collateral if such notation is a condition to attachment, perfection or priority of, or ability of Lender to enforce, the security interest of Lender in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Lender to enforce, the security interest of Lender in such Collateral, (iv) obtaining the consents and approvals of any governmental authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction."

1. Section Encumbrances. Section 9.8 of the Loan Agreement is hereby amended by adding the following new subsection (s) at the end thereof:

2.

            "(s) the liens on the assets of Borrower and any Guarantor other than the Collateral granted in favor of the New Note Trustee to secure Indebtedness arising under the New Notes, as provided in
            Section 9.9(r) hereof."

1.          Section Indebtedness.

2.

(a) Section 9.9(i) of the Loan Agreement is hereby amended by deleting the reference to "$100,000,000" and replacing it with $140,000.00."

(b)

(c) Section 9.9 of the Loan Agreement is hereby amended by adding the following new subsection (r) at the end thereof:

(d)

            "(r) Indebtedness of Borrower evidenced by the New Notes as in effect on the Consummation Date or as permitted to be amended pursuant to the terms hereof, provided, that:

(i)                     the aggregate amount of such Indebtedness shall not
            exceed $85,000,000, less the aggregate amount of all repayments or redemptions, whether optional or mandatory, in respect thereof, plus interest (and capitalized interest) thereon at the rate provided for in the New Note Agreements as in effect on the Consummation Date,

(i)                     the financing arrangements evidenced by the Financing
            Agreements are and shall at all times continue to be the "Revolving Credit Agreement" as such term is defined in the New Note Indenture as in effect on Consummation Date and is and shall be entitled to all of the rights and benefits thereof, if any, under the New Note Indenture as in effect on the Consummation Date,

(i)                     Borrower and Guarantors shall not, directly or
            indirectly, make any payments in respect of such Indebtedness, except that they may make (A) regularly scheduled payments of interest in respect of such Indebtedness when due in accordance with the terms of the New Notes and the New Note Indenture, in each case in accordance with the terms of the Exchange Offer Documents and reasonable administrative fees and expenses required to be paid in accordance with the terms of the New Note Agreements (as in effect on the Consummation Date) and any reasonable and customary fees required to be paid to holders of the New Notes in connection with a consent solicitation, it being understood and agreed that in no event shall the provisions of the New Notes and the New Note Indenture with respect thereto, vary from the provisions of the Exchange Offer Documents; provided, that, in the event that Borrower has not exercised all of its PIK Options (as such term is defined in the New Note Indenture in effect on the Consummation Date) and either (1) Excess Availability on the date of such regularly scheduled interest payment and after giving effect to such interest payment, shall be less than $4,000,000, or (2) an act, condition or event exists which with notice or passage of time or both would constitute an Event of Default or an Event of Default has occurred and is continuing, then Borrower will exercise its PIK Option with respect to such regularly scheduled interest payment and pay only one-half of the required interest payment then due in cash,
            (B) mandatory payments of principal as required under the New Note Indenture (1) from Net Available Proceeds (as such term is defined in the New Note Indenture, as in effect on the Consummation Date), from Asset Dispositions (as such term is defined in the New Note Indenture, as in effect on the Consummation Date) and (2) in the event of any Change of Control (as such term is defined in the New
            Note Indenture, as in effect on the Consummation Date) and (C) payments of principal in respect of such Indebtedness as permitted under Section 9.9(r)(v)(B);

(i)                     Borrower and Guarantors shall not, directly or
            indirectly, amend, modify, alter or change, in each case, in any material respect any terms of such Indebtedness or any of the New Notes, the New Note Indenture or any related agreements, documents and instruments, except that Borrower and Guarantors may, after prior written notice to Lender, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness other than pursuant to payments thereof, or to reduce the interest rate or any fees in connection therewith, or to eliminate any covenants contained therein, or make any such covenants less restrictive or otherwise more favorable to any Borrower or Guarantor or to release any Guarantor or to release any collateral securing the New Notes, and

(i)

                        Borrower and Guarantors shall not, directly or
            indirectly, redeem, retire, defease, purchase or otherwise acquire all or any part of such Indebtedness other than at maturity (as set forth in the New Note Indenture as in effect on the Consummation Date or as extended after such date), or set aside or otherwise deposit or invest any sums for such purpose, except that

(A)                     Borrower or Guarantors may redeem, retire, defease,
            purchase or otherwise acquire all or any part of such Indebtedness with Refinancing Indebtedness with respect thereto to the extent permitted under Section 9.9(q) hereof, and

(A)                     Borrower or Guarantors may redeem, retire, defease,
            purchase or otherwise acquire all or part of such Indebtedness (other than at maturity) with the proceeds of Revolving Loans, provided, that, immediately prior to and after giving effect to any such purchases or payments, Excess Availability shall be not less than the sum of (1) $6,000,000, plus (2) the amount of any PIK Notes (as such term is defined in the New Note Indenture as in effect on the Consummation Date) representing interest (but not including any premium) paid in PIK Notes, minus the sum of (aa) the amount of any New Notes repurchased or redeemed, with respect to the period prior to May 15, 2005; (bb) the amount of any New Notes repurchased or redeemed in excess of $7.5 million, with respect to the period from May 16, 2005 through May 15, 2006; and (cc) the amount of any New Notes repurchased or redeemed in excess of $15 million, with respect to the period beginning on May 16, 2006 (provided, that, for purposes of determining compliance with the Excess Availability requirement set forth in Section 9.9(r)(v)(B) hereof, the result of the calculation set forth in this clause (2), shall in no event be less than zero), plus (3) the aggregate amount of interest payable on the next interest payment date on the New Notes then outstanding;

(a)             Section 9.9(q) of the Loan Agreement is hereby amended by adding the clause "and Section 9.9(r)" after the reference therein to "Section 9.9 (m) and 9.9(p)".

(b)

2. Section Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower and Guarantors to Lender pursuant to the other Financing Agreements, each of Borrower and Guarantors, jointly and severally, hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

3.

3.1 This Amendment No.17 has been duly executed and delivered by all necessary action on the part of Borrower and Guarantors and, if necessary, their respective stockholders, and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and Guarantors contained herein constitute legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.

3.2

3.3 No Default or Event of Default exists or has occurred and is continuing.

3.4

3.5 No action of, or filing with, or consent of any governmental authority, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment No. 17, except those which have already been obtained.

3.6 All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof .

3.7

3.8 Neither the execution or delivery of the New Notes or any of the other New Note Agreements, nor the consummation of the transactions contemplated by the New Note Agreements, nor compliance with the provisions thereof, shall result in the creation nor imposition of any lien, charge or encumbrance upon any of the Collateral as amended hereby.

3.9

3.10 On or prior to the Consummation Date, the New Notes shall have been duly authorized, issued and delivered by Borrower pursuant to the Note Indenture and the other New Note Agreements, and the transactions contemplated thereunder shall have been performed or waived in accordance with their terms by the respective parties thereto in all respects, including the fulfillment or waiver of all conditions precedent set forth therein.

3.11

3.12 On or prior to the Consummation Date, all actions and proceedings required for the authorization, issuance and delivery of the New Notes and pursuant to the other New Note Agreements, applicable law or regulations, including, without limitation, all Securities Laws, shall have been taken, and the transactions required thereunder shall have been (or will be when required to under the New Note Agreements or applicable law) duly and validly taken and consummated.

3.13

3.14 On or prior to the Consummation Date, all of the conditions set forth in clauses (B), (C), (D), (E), (F), (H), (I), (J), (L), and (O) of Section 9.7(a)(iii) of the Loan Agreement with respect to the proposed merger of Beltrami Door Company into Morgan, with Morgan being the survivor of such Merger (the "Merger") have been satisfied.

3.15

3.16 Neither the execution and delivery of the New Notes or any of the other New Note Agreements nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (a) has violated or will violate any of the Securities Laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or
(b) after giving effect to the consents hereunder, does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, security agreement, agreement or instrument to which Borrower or any Guarantor is a party or by which it or any of its assets may be bound, or (c) violate any provision of the Certificate of Incorporation, By-Laws, Articles of Formation or Operating Agreement of Borrower or any Guarantor.

3.17

3.18 Borrower has delivered to Lender true, complete and correct copies of each of the Exchange Offer Documents.

3.19

4. Section Conditions. The effectiveness of the consents, terms and conditions contained herein shall be subject to the satisfaction of each of the following conditions, in form and substance satisfactory to Lender:

5.

5.1 Lender shall have received a true, complete and correct copy of each of the Exchange Offer Documents;

5.2

5.3 Lender shall have received and original of this Amendment No. 17, duly authorized, executed and delivered by Borrower and Guarantors;

5.4

5.5 Lender shall have received a Collateral Access Agreement duly executed and delivered by the New Note Trustee;

5.6

5.7 Lender shall have received, in form and substance satisfactory to Lender, evidence that the certificates of mergers with respect to the Merger have been filed with the Secretary of State of the State of Delaware;

5.8

5.9         the Consummation Date shall be not later than June 10, 2003;

5.10

5.11 as of the Consummation Date, holders of not less than ninety-five (95%) percent of the Senior Notes shall have tendered such Senior Notes in exchange for New Notes pursuant to the New Note Offering in accordance with the Exchange Offer Documents as in effect on the date hereof, and not withdrawn such tender; and

5.12

5.13 Lender shall have received true, complete and correct copies of the New Note Agreements not delivered on or prior to the date hereof.

5.14

5.15        Lender shall have received the amendment fee referred to in Section
8 hereof.

5.16

6. Section Amendment Fee. In consideration of the amendments set forth herein, Borrower shall pay to Lender, and Lender may, at its option, charge the account of Borrower maintained by Lender, a fee in the amount of $100,000, which fee shall constitute part of the Obligations and is fully earned as of the date hereof.

7.

8.          Section Miscellaneous.

9.

9.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of effective date hereof. The Loan Agreement and this Amendment No. 17 shall be read and construed as one agreement. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment No. 17 shall control.

9.2

9.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment No. 17.

9.4

9.5 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York without regard to principals of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

9.6

9.7 Binding Effect. This Amendment No. 17 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9.8

9.9 Counterparts. This Amendment No. 17 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 17, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto. This Amendment No. 17 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 17 by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 17. Any party delivering an executed counterpart of this Amendment No. 17 by telefacsimile also shall deliver an original executed counterpart of this Amendment No. 17, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 17 as to such party or any other party.

9.10

9.11

                     [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 17 to be duly executed and delivered by their authorized officers as of the date and year first above written.


                                CONGRESS FINANCIAL CORPORATION,
                                    as Lender

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------

                                J.B. POINDEXTER & CO., INC.

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------

                                EFP CORPORATION

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------

                                LOWY GROUP, INC.

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------

                                MAGNETIC INSTRUMENTS CORP.

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]


                                MORGAN TRAILER MFG CO.

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------

                                TRUCK ACCESSORIES GROUP, INC.

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------

                                RAIDER INDUSTRIES INC.

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------

                                SWK HOLDINGS, INC.

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------

                                UNIVERSAL BRIXIUS, INC.

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]


                                MORGAN TRAILER FINANCIAL CORPORATION

                                By:
                                    ----------------------------------

                                Title:
                                      --------------------------------



                                MORGAN TRAILER FINANCIAL MANAGEMENT, L.P.

                                By:
                                    ----------------------------------